                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2004

                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                       000-32249                98-0222013
----------------------------           -----------           -------------------
(State or other jurisdiction           Commission             (IRS Employer
    of Incorporation)                  File Number           Identification No.)

                        8513 Rochester Avenue
                          Rancho Cucamonga, CA            91730
               ---------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (909) 477-3200

                          Cyber Public Relations, Inc.
            8260 Ryan Road, Richmond, British Columbia, Canada V7A2E5
            ---------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
----------------------------------------------------------------------------

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION

                              FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2003 AND 2002

                              WITH AUDIT REPORT OF
                          CERTIFIED PUBLIC ACCOUNTANTS

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION

                          INDEX TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

Report of Independent Certified Public Accountants                           F-3

Balance Sheets as of September 30, 2003 and 2002                             F-4

Statement of Operations for the years ended September 30, 2003 and 2002      F-5

Statement of Deficiency in Stockholders' Equity for the period
  from October 1, 2001 through September 30, 2003                            F-6

Statement of Cash Flows for the years ended September 30, 2003 and 2002      F-7

Notes to Financial Statements                                     F-8 THROUGH 19

                    RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------

The Board of Directors
Christie Peterson Development Corporation
Rancho Cucamonga, California

         We have audited the accompanying balance sheets of Christie Peterson Development Corporation (the "Company") as of September 30, 2003 and 2002 and the related statement of operations, deficiency in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    /s/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                                    --------------------------------------------
                                        Russell Bedford Stefanou Mirchandani LLP
                                        Certified Public Accountants

New York, New York
February 6, 2004

                         CHRISTIE PETERSON DEVELOPMENT CORPORATION
                                       BALANCE SHEET
                                SEPTEMBER 30, 2003 AND 2002

                                                                   2003           2002
                                                               ------------  ------------
ASSETS
Current Assets:

  Cash and cash equivalents                                    $   316,047   $    82,034
  Contract receivable, net of allowance for doubtful accounts as of September 30, 2003 and 2002, of $211,987 and
    $157,705, respectively (Note A&B)                            3,017,843     4,700,184
  Accounts receivable - related party (Note J)                     442,238            --
  Inventories (Note A)                                             146,992            --
  Note receivable-related party (Note G&J)                              --        28,750
  Costs and estimated earnings in excess of billings (Note C)    1,765,285       545,423
  Other current assets                                              78,709        26,361
                                                               ------------  ------------
      Total Current Assets                                       5,767,114     5,382,752

 Property and Equipment: (Note E)                                  580,888       245,142
 Less: accumulated depreciation                                    159,879        81,785
                                                               ------------  ------------
 Total Property and Equipment                                      421,009       163,357

 Other Assets - Restricted Cash (Note F):                          152,722       150,000
                                                               ------------  ------------

 Total Assets                                                  $ 6,340,845   $ 5,696,109
                                                               ============  ============
LIABILITIES AND (DEFICIENCY) IN STOCKHOLDERS' EQUITY
Current Liabilities:
 Accounts payable and accrued expenses (Note H)                $ 4,613,455   $ 2,470,847
 Notes payable - others -current portion (Note G)                  201,442        63,736
 Accruals on uncompleted contracts (Note C)                      1,562,268     2,913,183
 Notes payable- related parties (Note G&J)                         205,000            --
                                                               ------------  ------------
 Total Current Liabilities                                       6,582,165     5,447,766

Long-Term Liabilities:
 Notes payable- others - long term portion (Note G)              1,161,497        58,683
                                                               ------------  ------------

 Commitments and Contingencies (Note K)                                 --            --

(Deficiency) in Stockholders' Equity: (Note I) Common
 Stock, no par value; 1,000 shares authorized;
    500 and 1,000 shares issued and outstanding at
    September 30, 2003 and 2002, respectively (Note I)               4,000         4,000
 Additional paid-in-capital                                         93,000            --
 Treasury Stock, 500 shares                                     (1,250,000)           --
 Retained earnings                                                (249,817)      185,660
                                                               ------------  ------------
 Total (Deficiency) in Stockholders' Equity                     (1,402,817)      189,660
                                                               ------------  ------------

 Total Liabilities and (Deficiency) in Stockholders' Equity    $ 6,340,845   $ 5,696,109
                                                               ============  ============

                       See accompanying notes to financial statements

                                            F-4

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                             STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2003 AND 2002

                                                     2003              2002
                                                 -------------     -------------

Net Revenue                                      $ 27,284,453      $ 20,121,453
Cost of Sales:                                     23,743,515        17,783,959
                                                 -------------     -------------
Gross Profit                                        3,540,938         2,337,494

Operating Expenses:
Depreciation  (Note E)                                139,064            42,006
Selling, General and Administrative                 3,060,908         2,613,286
                                                 -------------     -------------
Total Operating Expenses                            3,199,972         2,655,292

Income (Loss) from Operations                         340,966          (317,798)

Other Income                                           77,294            30,000
Interest Income (Expenses)                            (84,857)            4,557
Income (Taxes) Benefit                                     --                --
                                                 -------------     -------------

Net Income (Loss)                                $    333,403      $   (283,241)
                                                 =============     =============

                 See accompanying notes to financial statements

                                        CHRISTIE PETERSON DEVELOPMENT CORPORATION
                                     STATEMENT OF DEFICIENCY IN STOCKHOLDERS' EQUITY
                             FOR THE PERIOD FROM OCTOBER 1, 2001 THROUGH SEPTEMBER 30, 2003

                                                                                                              Total
                                          Common Stock          Additional                                 Deficiency in
                                  ---------------------------     Paid-       Treasury        Retained     Stockholders'
                                  Common Shares     Amount      In-Capital      Stock         earnings        Equity
                                  ------------   ------------  ------------  ------------   ------------   ------------
Balance at October 1, 2001        $     1,000    $     4,000   $        --   $        --    $   909,626    $   913,626

Dividend distributions (Note I)            --             --            --            --       (440,725)      (440,725)

Net loss                                   --             --            --            --       (283,241)      (283,241)
                                  ------------   ------------  ------------  ------------   ------------   ------------
Balance at September 30, 2002     $     1,000    $     4,000   $        --   $        --    $   185,660    $   189,660

Proceeds from additional
  paid-in capital (Note I)                 --             --        93,000            --             --         93,000

Repurchase of shares/treasury
  stock (Note I)                         (500)            --            --    (1,250,000)            --     (1,250,000)

Dividend distributions (Note I)            --             --            --            --       (768,880)      (768,880)

Net income                                 --             --            --            --        333,403        333,403
                                  ------------   ------------  ------------  ------------   ------------   ------------
Balance at September 30, 2003     $       500    $     4,000   $    93,000   $(1,250,000)   $  (249,817)   $(1,402,817)
                                  ============   ============  ============  ============   ============   ============

                                     See accompanying notes to financial statements

                                                           F-6

                                CHRISTIE PETERSON DEVELOPMENT CORPORATION
                                         STATEMENT OF CASH FLOWS
                             FOR THE YEARS ENDED SEPTEMBER 30, 2003 AND 2002

                                                                                2003          2002
                                                                            ------------  ------------
Cash Flows From Operating Activities:
Net income (loss) from operations                                           $   333,403   $  (283,241)
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
Depreciation                                                                    139,064        42,006
Provision against doubtful account receivable                                    54,282       157,705
(Increase) decrease in:

  Contract receivable                                                         1,628,059    (1,629,726)
  Accounts receivable - related party (Note J)                                 (442,238)           --
  Inventories (Note A)                                                         (146,992)           --
  Costs and estimated earnings in excess of billings                         (1,219,862)     (545,423)
  Billings in excess of costs and estimated earnings                                 --    (1,256,330)
  Current assets, net                                                           (52,348)      (25,372)
  Other assets                                                                   (2,722)     (150,000)
Increase (decrease) in:

  Accounts payable and accrued expenses, net                                  2,142,608     2,028,198
  Accruals against uncompleted contracts                                     (1,350,915)     (131,983)
                                                                            ------------  ------------
Net Cash Provided by (Used In) Operating Activities                           1,082,339    (1,794,166)
                                                                            ------------  ------------
Cash Flows From Investing Activities:
Payments for note receivable - related parties                                 (175,805)      (28,750)
Net payment for property, plant and equipments                                 (638,216)      (79,554)
                                                                            ------------  ------------
Net Cash (Used In) Investing Activities                                        (814,021)     (108,304)
                                                                            ------------  ------------
Cash Flows From Financing Activities:
Proceeds from notes payable - others                                          1,240,520        22,998
Proceeds from note payable - related party (Note J)                             205,000            --
Proceeds from additional paid-in-capital (Note I)                                93,000            --
Payments for treasury stock (Note I)                                         (1,250,000)           --
Payments for dividend distributions (Note I)                                   (322,825)     (440,725)
                                                                            ------------  ------------
Net Cash (Used In) Financing Activities                                         (34,305)     (417,727)
                                                                            ------------  ------------
Net Increase (Decrease) in Cash And Cash Equivalents                            234,013    (2,320,197)

Cash and cash equivalents at beginning of period                            $    82,034   $ 2,402,231
                                                                            ------------  ------------
Cash and cash equivalents at the end of period                              $   316,047   $    82,034
                                                                            ============  ============
Supplemental Disclosures of Cash Flow Information:
Cash paid during period for interest                                        $    89,547   $     9,770
Cash paid during period for taxes                                           $        --   $        --

Non cash Investing and Financing Transactions:

Purchase of vehicles from related party against note receivable (Note E&J)  $   103,500   $        --
Dividend distributions-note receivable and purchase of vehicles from
stockholder (Note J)                                                        $   446,055   $        --

                             See accompanying notes to financial statements

                                                   F-7

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation
----------------------------------

The Company, Christie Peterson Development Corporation d/b/a CPI Development Inc. ("the Company") was formed on September 14, 1995 in the state of California. The Company is a general building contractor primarily contracting and constructing gas stations, convenience stores and fast food operations.

Change in Control of Company
----------------------------

As shown in the accompanying financial statements, the Company incurred a net income (loss) of $333,403 and $(283,241) during the years ended September 30, 2003 and 2002, respectively. The Company's current liabilities exceeded its current assets by $1,045,051 as of September 30, 2003.

On December 30, 2003,Entech Environmental Technologies, Inc., formerly Parr Development, Inc., ("Entech") a company formed under the laws of the State of Nevada, acquired through a Share Exchange Agreement, all of the issued and outstanding stock of the Company. In addition, Entech acquired the following entities:

         o    Advanced Fuel Filtration Systems, Inc. ("Advanced Fuel")

         o    H. B. Covey, Inc. ( H.B. Covey)

From its inception and up to December 30, 2003, Entech had no significant assets or operations. Subsequent to the acquisition, the Company, Advanced Fuel, and H.
B. Covey became wholly-owned subsidiaries of Entech.

On January 21, 2004, Entech completed Capital Stock Exchange Agreement ("Agreement") with Cyber Public Relations, Inc. ("Cyber" or "Company") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Entech shall be the surviving entity. From June, 1998 until the date of the merger, Cyber was an inactive corporation with no significant assets and liabilities. Effective with the Agreement, all of the previously issued outstanding common stock , preferred stock, options and warrants owned by the Entech shareholders were exchanged for an aggregate of 9,550,000 shares of Cyber's restricted common stock.

Subsequent to the recapitalization of the Company and its merger with Entech, Entech issued 2,000,000 shares of its common stock and 7,150,000 warrants to acquire Entech's common stock in exchange for $2,000,000.

Revenue Recognition
-------------------

The Company recognizes revenues from fixed-price and modified fixed-price construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. That method is used because management considers total cost to be the best available measure of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined. Changes in estimated job profitability resulting from job performance, job conditions, contract penalty provisions, claims, change orders, and settlements, are accounted for as changes in estimates in the current period.

The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

Contract Receivables
--------------------

Contract receivables are recorded when invoices are issued and are presented in the balance sheet net of the allowance for doubtful accounts. Contract receivables are written off when they are determined to be uncollectible. The allowance for doubtful accounts is estimated based on the Company's historical losses, the existing economic conditions in the construction industry, and the financial stability of its customers.

Advertising
-----------

The Company follows the policy of charging the costs of advertising to expenses incurred. The Company incurred $16,996 and $35,507, of advertising costs for the years ended September 30, 2003 and 2002, respectively.

Income Taxes
------------

The Company has elected to be treated as subchapter "S" corporation for federal tax purposes. Therefore, no provision has been made for corporate federal income taxes and the stockholders have consented to include the income or loss in their individual tax returns. The Company is, however, liable for minimum state taxes. The Company provides for income taxes based on pre-tax earnings reported in the financial statements. Certain items such as depreciation are recognized for tax purposes in periods other than the period they are reported in the financial statements.

Cash Equivalents
----------------

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Property and Equipment
----------------------

Property and equipment are stated at cost and depreciated over their estimated useful lives of 3 to 5 years using the straight-line method.

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets
-----------------

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should any impairment in value be indicated, the carrying value of intangible assets will be adjusted, Based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Inventories
-----------------

Inventory is stated at the lower of cost, using the average cost method, or market. Components of inventories as of September 30, 2003 and 2002 are as follows:

                                                 2003         2002

Raw materials and supplies                   $  146,992    $       --
                                             -----------   -----------

Concentrations of Credit Risk
-----------------------------

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and related party receivables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $211,987 and $157,705 as of September 30, 2003 and 2002, respectively.

Stock Based Compensation
------------------------

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the period from January 1, 2003 through September 30, 2003 and will adopt the interim disclosure provisions for its financial reports for the subsequent periods. The Company does not have stock based awards of compensation to employees granted or outstanding during the period from October 1, 2001 through September 30, 2003.

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Comprehensive Income
--------------------

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items of comprehensive income in any of the periods presented.

Segment Information
-------------------

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segments.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

New Accounting Pronouncements
-----------------------------

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The adoption of Interpretation No. 46 did not have a material impact on the Company's results of operations or financial position.

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

In April 2003, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS 149 amends SFAS No. 133 to provide clarification on the financial accounting and reporting of derivative instruments and hedging activities and requires that contracts with similar characteristics be accounted for on a comparable basis. The provisions of SFAS 149 are effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the Company's results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY. SFAS 150 establishes standards on the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003 and to all other instruments that exist as of the beginning of the first interim financial reporting period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's results of operations or financial position.

In December 2003, the FASB issued SFAS No. 132 (revised), EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88 AND 106. This statement retains the disclosure requirements contained in FASB statement no. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures to those in the original statement 132 about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The required information should be provided separately for pension plans and for other postretirement benefit plans. The revision applies for the first fiscal or annual interim period ending after December 15, 2003 for domestic pension plans and June 15, 2004 for foreign pension plans and requires certain new disclosures related to such plans. The adoption of this statement will not have a material impact on the Company's results of operations or financial position.

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE B - CONTRACT RECEIVABLES

Contract receivables at September 30, 2003 and 2002 consist of the followings:

                                                        2003            2002
                                                   -------------   -------------
Completed Contracts                                $  2,541,257    $  2,886,789
Contracts in Progress                                   688,573       1,971,100
                                                   -------------   -------------
                                                      3,229,830       4,857,889
Less: allowance for doubtful amounts                   (211,987)       (157,705)
                                                   -------------   -------------
                                                   $  3,017,843    $  4,700,184
                                                   =============   =============

NOTE C - UNCOMPLETED CONTRACTS

At September 30, 2003, costs, estimated earnings, and billings on uncompleted contracts are summarized as follows:

                                                                        2003
                                                                   -------------
Costs incurred on uncompleted contracts                            $ 14,138,254
Estimated earnings                                                    2,143,842
                                                                   -------------
                                                                     16,282,096
Less: billings to date                                              (16,079,079)
                                                                   -------------
                                                                   $    203,017
                                                                   =============

Costs and estimated earnings in excess of billings                 $  1,765,285
Less: accruals on uncompleted contracts                              (1,562,268)
                                                                   -------------
                                                                   $    203,017
                                                                   =============

NOTE D - BACKLOG

The following schedule summarizes changes in backlog on contracts from October 1, 2001 through September 30, 2003. Backlog represents the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at year end and from contractual agreements on which work has not yet begun.

Backlog balance at September 30, 2001                              $  6,043,197
New contracts for the year ended September 30, 2002                  23,226,414
Add: contract adjustments                                               329,787
Less: revenue for the year ended September 30, 2002                 (20,121,453)
                                                                   -------------
Backlog balance at September 30, 2002                              $  9,477,945

New contracts for the year ended September 30, 2003                  30,384,311

Add: contract adjustments                                               282,066
Less: revenue for the year ended September 30, 2003                 (27,284,453)
                                                                   -------------
Backlog balance at September 30, 2003                              $ 12,859,869
                                                                   =============

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE E - PROPERTY AND EQUIPMENT

Major classes of property and equipment at September 30, 2003 and 2002 consist of the followings:

                                                        2003               2002
                                                        ----               ----
Vehicles                                           $  354,667        $  193,240
Leasehold improvements                                 84,809                 -
Office equipments                                      42,207            33,963
Furniture and fixtures                                 27,450            10,939
Tools and other equipments                             71,755             7,000
                                                   -----------       -----------
                                                      580,888           245,142

Less: Accumulated Depreciation                       (159,879)          (81,785)
                                                   -----------       -----------

Net Property and Equipment                         $  421,009        $  163,357
                                                   ===========       ===========

Depreciation expense was $139,064 and $42,006 for the years ended September 30, 2003 and 2002, respectively.

During the year ended September 30, 2003, the Company sold vehicle and equipments costing $45,214 and with accumulated depreciation of $12,533 to a stockholder. The stockholder also assumed liability associated with the asset of $27,267 as on date of transfer. The Company recorded gain of $5,414 in relation to this transaction which is included in other income for the year ended September 30, 2003. (Note J)

During the year ended September 30, 2003, the Company purchased vehicles at book value of $103,500 from a stockholder. (Note J)

During the years ended September 30, 2003 and 2002, the Company purchased vehicles costing $108,000 and $14,772, respectively, from a related party. (Note
J)

NOTE F- RESTRICTED CASH

The Company has certificate of deposit with a bank with is restricted. At September 30, 2002 and 2003, the balance of certificate of deposit was $152,722 and $150,000, respectively.

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE G - NOTES PAYABLE

Notes payable at September 30, 2003 and 2002 are as follows:

                                                                                       2003                   2002
                                                                                       ----                   ----
Note payable to Wachovia SBA lending, Inc. payable in 121 equal installments of $14,514 includes interest up to February 2013.
Interest on the loan is payable at the rate of bank's prime rate
plus 2.75%                                                                         $ 1,198,550            $        --

Note payable in equal monthly installment of $828.74 including
interest at 5.90% payable up to February 2007 secured by the Company                    30,705                     --
vehicle

Note payable in monthly installment of $553.61 including interest at                    15,019                 21,662
0.90% payable up to October 2005 secured by the Company vehicle

Note payable in monthly installment of $500.50 including interest at                    15,594                 22,493
0.90% payable up to October 2005 secured by the Company vehicle

Note payable in 60 equal monthly installment of $819.04 including                       23,687                 32,102
interest at 7.50% is payable by May 2006 and collateralized by the
Company's vehicle and guarantees by the stockholders

Note payable to Desert Community Bank secured by the Company vehicle                        --                  8,390

Note payable; secured by personal guarantee of the stockholder; due                     75,000                     --
in April, 2004; interest is payable at the rate of 12% per annum

Note payable to Desert Community Bank payable in 60 equal monthly installments including interest at 8.5% secured by the Company
vehicle                                                                                     --                 30,760

Note payable - Desert Community Bank in 61 equal monthly installment of $274.22 including interest at 10% is payable by March 2005 and
collateralized by the Company's equipment and guarantees by the                          4,384                  7,012
stockholders

Note payable to a stockholder; unsecured; interest is payable at the                   105,000                     --
rate of 9% per annum (Note J)

Note payable to a stockholder; unsecured; interest is payable at the
rate of 9% per annum (Note J)                                                          100,000                     --
                                                                                   ------------           ------------
                                                                                     1,567,939                122,419

Less: current portion                                                                  406,442                 63,736
                                                                                   ------------           ------------

Notes payable - long term                                                          $ 1,161,497            $    58,683
                                                                                   ============           ============

                                                         F-15

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE G - NOTES PAYABLE (CONTINUED)

Aggregate maturities of long-term debt as of September 30, 2003 are as follows:

                                                      Amount
Year ended                                            ------
September 30, 2004                                  $ 406,442
                       2005                           132,760
                       2006                           126,474
                       2007                           119,020
                       2008                           123,245
                       2009 and there after           659,998
                                                   -----------
Total                                              $1,567,939

NOTE H - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at September 30, 2003 and 2002:

                                                    2003                2002
                                                    ----                ----

Accounts payable                                 $4,493,455         $2,324,088
Accrued payroll and vacation                        120,000            120,000
Reimbursable deposits                                    --             23,472
Accrued payroll taxes                                    --              2,118
Employee advances                                        --              1,169
                                                 -----------        -----------
Total                                            $4,613,455         $2,470,847

NOTE I - CAPITAL STOCK

The Company is authorized to issue 100,000 shares of common stock with no par value per share. As of September 30, 2003 and 2002, the Company had 500 and 1,000 shares of common stock issued and outstanding, respectively.

During the years ended September 30, 2003 and 2002, the Company distributed dividends to the stockholders totaling to $768,880 and $440,725, respectively.

In September 2003, as per an agreement with the Company, a stockholder sold all his ownership representing 500 shares of common stock to the Company for $1,250,000. This transaction was recorded as treasury stock and at September 30, 2003, the Company has 500 shares of common stock held as treasury stock.
The Company sold vehicle costing $45,214 and with accumulated depreciation of $12,533 to the stockholder and the stockholder assumed liability of $27,267 as on date of transfer. The Company recorded gain of $5,414 in relation to this transaction which is included in other income for the year ended September 30, 2003. (Note E).

The Company received subscription of $93,000 as additional paid in capital during the year ended September 30, 2003.

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE J - RELATED PARTY TRANSACTIONS

The Company's stockholder advanced funds to the company during the years ended September 30, 2003 and 2002. The Company has not accrued or paid any interest on the note payable-stockholder for the years ended September 30, 2003 and 2002, respectively. At September 30, 2003 and 2002, note payable - stockholder outstanding balance was $205,000 and $0, respectively. (Note G)

The Company sources services to a related party. During the years ended September 30, 2003 and 2002, sales to related party was $169,503 and $0, respectively. At September 30, 2003 and 2002, accounts receivable -related party was $169,503 and $0, respectively.

The Company sells to a related party. During the years ended September 30, 2003 and 2002, sales to related party was $272,735 and $0, respectively. At September 30, 2003 and 2002, accounts receivable -related party was $272,735 and $0, respectively.

The Company leases its office and warehouse space from a related party. For the years ended September 30, 2003 and 2002, lease rent expense was $20,826 and $ 0, respectively. (Note K)

During the year ended September 30, 2003, the Company purchased vehicles with a book value of $103,500 from a stockholder. During the year ended September 30, 2003, the Company paid expenses totaling to $163,122 for a related party on behalf of a stockholder. At September 30, 2003, the Company transferred $446,055 note receivable from stockholder to treasury stock.The Company advanced funds to the stockholders during the years ended September 30, 2003 and 2002. At September 30, 2003 and 2002, note receivable -stockholders outstanding balance was $0 and $28,750, respectively. (Note E)

During the year ended September 30, 2003, the Company sold vehicle and equipments costing $45,214 and with accumulated depreciation of $12,533 to a stockholder. The stockholder also assumed liability associated with the asset of $27,267 as on date of transfer. The Company recorded gain of $5,414 in relation to this transaction which is included in other income for the year ended September 30, 2003. (Note E)

NOTE K - COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments
---------------------------

The Company leases equipment, office and warehouse spaces under operating leases in Arizona and California for its corporate use expiring in August 2004 and December 2013. Total lease rental expenses for the years ended on September 30, 2003 and 2002, was $185,091 and $83,947, respectively. Commitments for minimum rentals under non-cancelable leases at September 30, 2003 are as follows:

2004                                                $ 182,000
2005                                                  169,332
2006                                                  176,106
2007                                                  183,153
2008                                                  190,476
2009 and after                                      1,072,932
                                                  ------------
                                                  $ 1,973,999

The Company leases office and warehouse space from a related party. For the years ended September 30, 2003 and 2002, lease rent expense-related party (included in rental expenses above) was $20,826 and $ 0, respectively.

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE K - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Litigation
----------

On September 25, 2002, a customer filed complaint against the Company alleging breach of contract and negligence. The Company has filed a cross-complaint. The Company's claim is secured by a mechanic's lien. The Company has tendered claim to its carrier/subcontractors. The court has ordered the case to binding arbitration. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to vigorously defend itself against the plaintiff's claims.

On February 11, 2003, a subcontractor filed a claim for $17,442 due under subcontract agreement. The Company filed cross-complaint against the customer for failure to pay. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to vigorously defend itself against the plaintiff's claims.

On January 24, 2003, a subcontractor filed a claim for $51,248 due under subcontract agreement. The Company filed cross-complaint against the customer for failure to pay. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to vigorously defend itself against the plaintiff's claims.

On December 19, 2003, a supplier filed a claim for $6,326 due for material supplied. The Company's responsive pleading is not yet due and analysis of the merits of the claim has not yet been conducted.

On November 20, 2003, a supplier filed a claim for $39,230 due for material sold. The claim is in the process of being settled. The Company has accrued a liability of $39,230 in the books in relation to the claim.

On November 20, 2003, a supplier filed a claim for $16,060 due for material sold. The claim is in the process of being settled. The Company has accrued a liability of $16,060 in the books in relation to the claim.

The Company is subject to other legal proceedings and claims, which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters will not have material adverse effect on its financial position, results of operations or liquidity.

NOTE L - MAJOR SUPPLIERS AND CUSTOMERS

Revenue from the Company's two major customers approximated $14,176,661 or 52.0% of sales for the year ended September 30, 2003. Revenue from the Company's two major customers approximated $13,806,081 or 68.6% of sales for the year ended September 30, 2002.

Purchases from the Company's one major vendor approximated $3,072,175 or 12.9% of purchases for the year ended September 30, 2003.

                    CHRISTIE PETERSON DEVELOPMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE M - EMPLOYEE BENEFIT PLANS

The Company sponsors a defined contribution 401(k) plan covering substantially all full-time employees, which provides for the Company matching of the participant's elective deferral. The Company's expense for the plan was $1,600 and $0, for the years ended September 30, 2003 and 2002, respectively.

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.

                              FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2003 AND 2002

                              WITH AUDIT REPORT OF
                          CERTIFIED PUBLIC ACCOUNTANTS

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.

                          INDEX TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                           Page
                                                                           ----

Report of Independent Certified Public Accountants                          F-22

Balance Sheets as of September 30, 2003 and 2002                            F-23

Statement of Operations for the years ended September 30, 2003 and 2002     F-24

Statement of Deficiency in Stockholders' Equity for the period from
  October 1, 2001 through September 30, 2003                                F-25

Statement of Cash Flows for the years ended September 30, 2003 and 2002     F-26

Notes to Financial Statements                                    F-27 THROUGH 40

                    RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Advanced Fuel Filtration Systems, Inc.
Corona, California

We have audited the accompanying balance sheets of Advanced Fuel Filtration Systems, Inc. (the "Company") as of September 30, 2003 and 2002 and the related statements of operations, deficiency in stockholders' equity, and cash flows for the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2003 and 2002, and the results of its operations and its cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    /s/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                                    --------------------------------------------
                                      Russell Bedford Stefanou Mirchandani LLP
                                             Certified Public Accountants

New York, New York
February 6, 2004,

                            ADVANCED FUEL FILTRATION SYSTEMS, INC.
                                        BALANCE SHEETS
                                  SEPTEMBER 30, 2003 AND 2002

                                                                     2003             2002
                                                                     ----             ----
ASSETS
Current Assets:

 Cash and cash equivalents                                       $     1,122      $     3,729
 Accounts receivable, net of allowance for doubtful accounts as of September 30, 2003 and 2002, of  $20,692 and $ 0,
   respectively                                                    1,200,931          711,470

 Inventories (Note A)                                                169,991           86,968

 Note receivable-related parties (Note G)                             44,645               --
 Prepaid expenses and other assets                                   228,727          131,824
                                                                 ------------     ------------
      Total Current Assets                                         1,645,416          933,991

 Property, Plant and Equipment: (Note B)                           2,611,068        1,941,480
 Less: accumulated depreciation                                      970,935          505,391
      Total Property, Plant and Equipment                          1,640,133        1,436,089

 Other Assets:
 Deposits and miscellaneous asset                                     12,700              536
 Restricted cash (Note C)                                             30,000               --
                                                                 ------------     ------------
       Total Other Assets                                             42,700              536

 Total Assets                                                    $ 3,328,249      $ 2,370,616
                                                                 ============     ============

LIABILITIES AND (DEFICIENCY) IN STOCKHOLDERS' EQUITY
Current Liabilities:

 Cash disbursed in excess of available balances                  $    51,795      $    92,365
 Line of credit (Note D)                                             608,681          500,000
 Notes payable- related parties (Notes D & G)                        749,328          296,046
 Capital leases - current portion (Note H)                            21,265           27,326
 Notes payable - current portion (Note D)                            625,580          370,524
 Accounts payable - related parties (Note G)                         111,843               --

 Accounts payable and accrued liabilities (Note E)                 1,645,461          744,964
                                                                 ------------     ------------
     Total Current Liabilities                                     3,813,953        2,031,225

Long-Term Liabilities:
 Capital leases - long-term portion (Note H)                          26,826           48,091
 Notes payable - long-term portion(Note D)                           909,199          858,544
                                                                 ------------     ------------
 Total Long - Term Liabilities                                       936,025          906,635

 Commitments and Contingencies (Note H)                                   --               --

 (Deficiency) in Stockholders' Equity:
 Common Stock, no par value; 1,000 shares authorized;
   288.980 and 298.334 shares issued and outstanding
   at September 30, 2003 and 2002, respectively (Note F)                 250              250
 Additional paid-in-capital                                          413,470          388,370
 Accumulated deficit                                              (1,835,449)        (955,864)
                                                                 ------------     ------------
 Total Deficiency in Stockholders' Equity                         (1,421,729)        (567,244)

 Total Liabilities and (Deficiency) in Stockholders' Equity      $ 3,328,249      $ 2,370,616
                                                                 ============     ============

                        See accompanying notes to financial statements

                                             F-23

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                             STATEMENT OF OPERATIONS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2003 AND 2002

                                                     2003               2002
                                                     ----               ----

Revenues                                         $ 9,035,292        $ 5,532,546
Cost of sales                                      5,739,720          3,761,080
Cost of sales-depreciation                           427,761            316,655
                                                 ------------       ------------
Total Cost of Sales                                6,167,481          4,077,735
Gross Profit                                       2,867,811          1,454,811

Operating Expenses:
Research and development (Note A)                    742,624            223,395
Depreciation                                          69,142             11,734
Selling, general and administrative                2,695,138          1,308,466
                                                 ------------       ------------
Total Operating Expenses                           3,506,904          1,543,595

(Loss) from Operations                              (639,093)           (88,784)

Other Income (Expenses) (Notes J)                    (22,289)           297,012
Interest Income (Expenses)                          (218,203)          (270,987)

Income (Taxes) Benefit                                    --                 --
                                                 ------------       ------------

Net (Loss)                                       $  (879,585)       $   (62,759)
                                                 ------------       ------------

                 See accompanying notes to financial statements

                                       ADVANCED FUEL FILTRATION SYSTEMS, INC.
                                   STATEMENT OF DEFICIENCY IN STOCKHOLDERS' EQUITY
                           FOR THE PERIOD FROM OCTOBER 1, 2001 THROUGH SEPTEMBER 30, 2003

                                               Common Stock                                                Total
                                      -----------------------------    Additional                     Deficiency in
                                         Common                           Paid-        Accumulated     Stockholders'
                                         Shares           Amount        In-Capital       Deficit           Equity
                                      ------------     ------------    ------------    ------------     ------------
Balance at October 1, 2001                267.000      $       250     $    13,370     $  (893,105)     $  (879,485)
Proceeds from issuance of common
  stock                                    31.334               --         125,000              --          125,000
Additional capital in exchange
  of notes payable - stockholders
  (Note F&G)                                   --               --         250,000              --          250,000

Net loss                                       --               --              --         (62,759)         (62,759)

Balance at September 30, 2002             298.334      $       250     $   388,370     $  (955,864)     $  (567,244)
                                      ============     ============    ============    ============     ============
Issuance of common stock in
  exchange for services                    21.980               --             100              --              100
Cancellation of shares (Note F&G)         (31.334)              --              --              --               --
Proceeds from contributions to
  additional paid in capital -
  stockholder                                  --               --          25,000              --           25,000

Net loss                                       --               --              --        (879,585)        (879,585)

Balance at September 30, 2003             288.980      $       250     $   413,470     $(1,835,449)     $(1,421,729)
                                      ------------     ------------    ------------    ------------     ------------

                                   See accompanying notes to financial statements

                                                        F-25

                                ADVANCED FUEL FILTRATION SYSTEMS, INC.
                                        STATEMENT OF CASH FLOWS
                            FOR THE YEARS ENDED SEPTEMBER 30, 2003 AND 2002

                                                                                2003           2002
                                                                                ----           ----
Cash Flows From Operating Activities:
Net (loss) from operations                                                   $(879,585)     $ (62,759)
Adjustments to reconcile net loss to net cash (used in)
  operating activities:
Depreciation                                                                   496,903        328,389
Debt forgiveness  by an unrelated party (Note I)                                    --       (264,458)
(Increase) decrease in:
Accounts receivable, net                                                      (489,461)        (4,752)
Inventories                                                                    (83,023)       (36,861)
Prepaid expenses                                                               (96,903)       139,170
Other assets, net                                                              (42,700)          (975)
Increase (decrease) in:
Cash disbursed in excess of available balances                                 (40,570)        52,636
Accounts payable and accrued expenses, net                                     900,496       (292,088)
                                                                             ----------     ----------
Net Cash (Used In) Operating Activities                                       (234,843)      (141,698)
                                                                             ----------     ----------

Cash Flows From Investing Activities:
Payments for note receivable - related party                                    (6,173)            --
Net payment for property, plant and equipments                                (700,411)      (395,396)
                                                                             ----------     ----------
Net Cash (Used In) Investing Activities                                       (706,584)      (395,396)
                                                                             ----------     ----------

Cash Flows From Financing Activities:

Payments for capital leases                                                    (27,326)       (23,673)
Proceeds from advances from shareholders, net (Note G)                         565,125        296,046
Proceeds from line of credit, net                                              108,681         53,820
Proceeds from  notes payable                                                   267,240         89,030
Proceeds from common stock                                                      25,100        125,000
                                                                             ----------     ----------
Net Cash Provided By Financing Activities                                      938,820        540,223
                                                                             ----------     ----------

Net Increase (Decrease) in Cash And Cash Equivalents                            (2,607)         3,129

Cash and cash equivalents at beginning of period                             $   3,729      $     600

Cash and cash equivalents at the end of period                               $   1,122      $   3,729

Supplemental Disclosures of Cash Flow Information:
Cash paid during period for interest                                         $ 218,203      $ 270,987
Cash paid during period for taxes                                            $      --      $      --

Non cash Investing and Financing Transactions:
Conversion of note payable-stockholder to additional paid in capital         $      --      $ 250,000
Debt forgiveness by an unrelated party (Note I)                              $      --      $ 264,458
Sale of assets to the stockholder in exchange for stock owned (Note F&G)     $  38,472      $      --

                            See accompanying notes to financial statements

                                                 F-26

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation
----------------------------------

The Company, Advanced Fuel Filtration Systems, Inc. ("the Company") was formed on September 18, 1995 in the state of California under the name YLD/Clean Fuels Inc and changed its name to Advanced Fuel Filtration Systems, Inc. in September 1997. The Company provides transportation and waste disposal services to the petroleum industry , as well as maintenance of underground storage fuel tanks.

Change in Control of Company
----------------------------

As shown in the accompanying financial statements, the Company incurred a net loss of $ 879,585 and $ 62,759 during the year ended September 30, 2003 and 2002, respectively. The Company's current liabilities exceeded its current assets by $2,168,537 as of September 30, 2003.

On December 30, 2003, Entech Environmental Technologies, Inc., formerly Parr Development, Inc., ("Entech") a company formed under the laws of the State of Nevada, acquired through a Share Exchange Agreement, all of the issued and outstanding stock of the Company In addition, Entech acquired the following entities:

         o CPI Development, Inc. , formerlly Christie Peterson Development Corporation, Inc. (" CPI")

         o        H. B. Covey, Inc. ( H.B. Covey)

From its inception and up to December 30, 2003, Entech had no significant assets or operations. Subsequent to the acquisition, the Company, CPI , and H.
B. Covey became wholly-owned subsidiaries of Entech.

On January 21, 2004, Entech completed Capital Stock Exchange Agreement ("Agreement") with Cyber Public Relations, Inc. ("Cyber" or " Company") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Entech shall be the surviving entity. From June, 1998 until the date of the merger, Cyber was an inactive corporation with no significant assets and liabilities. Effective with the Agreement, all of the previously issued outstanding common stock , preferred stock, options and warrants owned by the Entech shareholders were exchanged for an aggregate of 9,550,000 shares of Cyber's restricted common stock.

Subsequent to the recapitalization of the Company and its merger with Entech, Entech issued 2,000,000 shares of its common stock and 7,150,000 warrants to acquire Entech's common stock in exchange for $2,000,000.

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition
-------------------

The Company recognizes revenue in accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized:
(1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

Environmental services and transportation revenues
--------------------------------------------------

The Company recognizes revenues from service contracts as the services are performed and as products are shipped. The Company recognizes revenue and direct costs relating to transportation of material, when shipments are completed. The contractual terms of the agreements dictate the recognition of revenue by the Company for services. Payments received in advance are deferred until the service is provided or products are shipped.

Repairs and construction contracts revenues
-------------------------------------------

The Company recognizes revenues and costs from minor repair and construction projects using the percentage of completion accounting method. Under this method, revenues are recognized based upon either the ratio of the costs incurred to date to the total estimated costs to complete the project or the ratio of labor hours incurred to date to the total estimated labor hours, commencing when work begins. Repair and construction contracts with customers generally provide that billings are to be made periodically as per terms of contracts in amounts which are commensurate with the extent of performance under the contracts. Costs and recognized earnings in excess of billings on uncompleted contracts primarily represent revenues earned under the percentage of completion method which have not been billed. Billings in excess of costs and recognized earnings on uncompleted contracts represent amounts billed on contracts in excess of the revenues allowed to be recognized under the percentage of completion method on those contracts. The Company entered in to minor repair and construction business in the beginning of 2003. All of the repairs and construction projects undertaken during the year ended September 30, 2003 were for a period of less than one year. At September 30, 2003, there was no repairs and construction project in process.

Claims Liability and Insurance
------------------------------

With respect to physical damage for its transportation equipment, which is comprised primarily of trucks, trailers, tractors, cargo loss and auto liability, the Company maintains insurance coverage for protection from certain business risks. These policies are with various carriers and have per occurrence deductibles of $2,000, $1,000 and $2,000, respectively. The Company has accrued insurance expenses based on coverage period in the insurance policy. The management considers insurance policy to cover and meet all future contingencies and no additional accruals are made for the years ended September 30, 2003 and 2002.

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Advertising
-----------

The Company follows the policy of charging the costs of advertising to expenses incurred. The Company incurred $17,747 and $23,850, of advertising costs for the years ended September 30, 2003 and 2002, respectively.

Research and Development
------------------------

The Company account for research and development costs in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 2 ("SFAS 2"), "Accounting for Research and Development Costs. Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company incurred $742,624 and $223,395, as research and product development costs for the years ended September 30, 2003 and 2002, respectively.

Income Taxes
------------

The Company has elected to be treated as subchapter "S" corporation for federal tax purposes. Therefore, no provision has been made for corporate federal income taxes and the stockholders have consented to include the income or loss in their individual tax returns. The Company is, however, liable for state taxes. The Company provides for income taxes based on pre-tax earnings reported in the financial statements. Certain items such as depreciation are recognized for tax purposes in periods other than the period they are reported in the financial statements.

Cash Equivalents
----------------

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

Property and Equipment
----------------------

Property and equipment are stated at cost and depreciated over their estimated useful lives of 3 to 5 years using the straight-line method.

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets
-----------------

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Inventories
-----------

The Company maintains an inventory of purchased products including supplies for the handling and treatment of fuel and hazardous materials. Inventory is stated at the lower of cost, using the average cost method, or market. The Company maintains no inventory of work-in-process. Components of inventories as of September 30, 2003 and 2002 are as follows:

                                                  2003              2002

Raw material and supplies                    $ 169,991          $ 86,968
                                             ----------         ---------

Inventories are collateralized to City National Bank. (see Note D)

Concentrations of Credit Risk
-----------------------------

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and related party receivables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit. The Company periodically reviews its trade receivables in determining its allowance for doubtful accounts. The allowance for doubtful accounts was $20,692 and $0 as of September 30, 2003 and 2002, respectively.

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Stock Based Compensation
------------------------

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the period from January 1, 2003 through September 30, 2003 and will adopt the interim disclosure provisions for its financial reports for the subsequent periods. The Company does not have stock based awards of compensation to employees granted or outstanding during the period from October 1, 2001 through September 30, 2003.

Comprehensive Income
--------------------

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items of comprehensive income in any of the periods presented.

Segment Information
-------------------

The Company adopted Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision making group, in making decisions how to allocate resources and assess performance. The information disclosed herein, materially represents all of the financial information related to the Company's principal operating segments.

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

New Accounting Pronouncements
-----------------------------

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The adoption of Interpretation No. 46 will not have a material impact on the Company's results of operations or financial position.

In April 2003, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS 149 amends SFAS No. 133 to provide clarification on the financial accounting and reporting of derivative instruments and hedging activities and requires that contracts with similar characteristics be accounted for on a comparable basis. The provisions of SFAS 149 are effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 will not have a material impact on the Company's results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY. SFAS 150 establishes standards on the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003 and to all other instruments that exist as of the beginning of the first interim financial reporting period beginning after June 15, 2003. The adoption of SFAS 150 will not have a material impact on the Company's results of operations or financial position.

In December 2003, the FASB issued SFAS No. 132 (revised), EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87,88 AND 106. This statement retains the disclosure requirements contained in FASB statement no. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures to those in the original statement 132 about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The required information should be provided separately for pension plans and for other postretirement benefit plans. The revision applies for the first fiscal or annual interim period ending after December 15, 2003 for domestic pension plans and June 15, 2004 for foreign pension plans and requires certain new disclosures related to such plans. The adoption of this statement will not have a material impact on the Company's results of operations or financial position.

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE B - PROPERTY AND EQUIPMENT

Major classes of property and equipment at September 30, 2003 and 2002 consist of the followings:

                                                    2003                2002
                                                    ----                ----
Vehicles                                        $ 1,971,903         $ 1,598,015
Production equipment                                483,080             239,831
Office equipments                                   156,085             103,634
                                                ------------        ------------
                                                  2,611,068           1,941,480
Less: Accumulated Depreciation                     (970,935)           (505,391)
                                                ------------        ------------
Net Property and Equipment                      $ 1,640,133         $ 1,436,089
                                                ============        ============

Depreciation expense was $496,903 and $328,389 for the years ended September 30, 2003 and 2002, respectively.

During the year ended September 30, 2003, the Company sold vehicle and equipments costing $60,367 and with accumulated depreciation of $14,191 to a stockholder. (Note F&G)

NOTE C- RESTRICTED CASH

As a condition of providing engineering services, the Company may be contractually required to provide performance bonding insuring the satisfactory completion of the agreed upon services. In addition, the issuers of the performance bonds may require the Company to deposit collateral sufficient to secure the bonds.

The Company has a letters of credit facility with City National Bank to secure performance bonds. The credit facility is collateralized with cash in the amount of $30,000, which is included in the accompanying financial statements in other assets as restricted cash at September 30, 2003. (Note D)

NOTE D - NOTES PAYABLE

Notes payable at September 30, 2003 and 2002 are as follows:

                                                                                          2003                   2002
                                                                                          ----                   ----
The  Company  has a line of  credit  with  City  National  Bank  with a maximum  borrowing limit of $1,740,336 and with a sub limit of $700,000 for  revolving  credit  loans and  letters of credit and a sub limit of
$825,000  on  equipment  acquisition  loans  expiring on March 1, 2004.
Line of credit  is  primarily  collateralized  by the  Company's  gross eligible  accounts  receivable,  net of potential  offsets and eligible inventory  and is limited to borrowing  base amount  calculations.  The line is also  collateralized by all of the Company's assets,  including intellectual  property and  personal  guarantees  of the  stockholders.
Letters of credit are  collateralized  by certificate  of deposit.  The line of credit  carries  interest on revolving  credit loan at the rate of 1% above bank's prime rate. The equipment  acquisition  note carries interest  at fixed  rate  ranging  from 7% to 10%.  The  Company  is in violation of loan covenant  relating to financial tests as on September
30, 2002. (Note C)

Line of credit                                                                       $ 608,681              $ 500,000

Term loans                                                                             257,761                317,265

Equipment acquisition notes                                                            757,313                701,137

Note payable- City National Bank sub-total                                           1,623,755              1,518,402

                                                        F-33

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE D - NOTES PAYABLE (CONTINUED)

                                                                                          2003                2002
                                                                                          ----                ----
Note payable to Bank in monthly installments of $1,889.59, including interest at 9.85% per annum; secured by transportation equipment and
due in April, 2004                                                                    $    17,006        $    37,792

Note payable to Bank in  monthly installments  of $1,278.14, including interest at 7% per annum; secured by transportation
equipment and due in December 2004                                                         18,292             31,806

Note payable in monthly installments of $25,175 including interest at 4.70% per annum; secured by transportation equipment and due in
2004                                                                                       96,321                 --

Note payable in monthly installments of $1,226.63 including interest
at 5%  per annum; secured by the equipment and due in May 2008                             61,153                 --

Note payable in monthly installments of $6,000, including interest at 0% per annum ; unsecured and final payment of $48,454 due in
November 2003                                                                              67,844                 --

Note payable in monthly installments of $7,485.69 including
interest at 7.36% per annum; due in 2003                                                       --             37,822

Note payable in  monthly installments of $565.24 including interest at 7.75%  per annum; secured by transportation equipment and due in
April 2008                                                                                 26,005                 --

Note payable in  monthly installments of $447.74 including interest at 4.99% per annum; secured by transportation equipment and due in
March 2008                                                                                 21,616                 --

Note payable in  monthly installments of $447.74 including interest at 4.99%  per annum; secured by transportation equipment and due in
March 2008                                                                                 21,616                 --

Note payable in  monthly installments of $269.11 including interest at 7.75%  per annum; secured by transportation equipment and due in
March 2008                                                                                 12,381                 --

Note payable in  monthly installments of $277.60 including interest at 7.75%  per annum ; secured by transportation equipment and due
in  April 2008                                                                             12,772                 --

Note payable in monthly installments of $2,255.06 including interest at 13.94%  per annum; secured by transportation equipment and due
in  December 2006                                                                          70,399                 --

Note payable in  monthly installments of $1,034.18  including interest at 0% per annum, secured by transportation equipment and
due in  September 2005                                                                     24,820             35,913

Note payable in  monthly installments of $1,026.10 including interest at  0% per annum; secured by transportation equipment
and due in  August 2005                                                                    23,600                 --

Note payable in  monthly installments of $1,094.09 including interest at 13.90%  per annum; secured by transportation equipment
and due in  August 2005                                                                    21,980             30,963

Note payable in  monthly installments  of $1,039.15, including interest at 0% per annum ; secured by transportation equipment
and  due in August 2005                                                                    23,900             36,370

Note payable to stockholder, interest is payable at the rate of 7%;
unsecured (Note G)                                                                        429,345            264,173

Note payable to stockholder, interest is payable at the rate of 7%;
unsecured (Note G)                                                                         90,912                 --

Note payable; non-interest bearing, unsecured, payable to a related
party (Note G)                                                                            169,503                 --

Note payable; non-interest bearing, unsecured, payable to a
stockholder (Note G)                                                                       46,334             16,813

Note payable to a stockholder; unsecured; non-interest bearing (Note G)                    13,234             15,060
                                                                                      ------------       ------------
                                                                                        2,892,788          2,025,114
Less: current portion                                                                  (1,983,589)        (1,166,570)
                                                                                      ------------       ------------
Notes payable - long term                                                             $   909,199        $   858,544
                                                                                      ------------       ------------
                                                        F-34

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE D - NOTES PAYABLE (CONTINUED)

Amounts becoming due over the next five years are:

              Year                                     Amount
              ----                                 -------------
              2004                                 $  1,983,589
              2005                                      478,234
              2006                                      285,827
              2007                                      108,738
              2008                                       36,400
                                                   -------------
                                                   $  2,892,788

NOTE E - ACCOUNTS PAYABLE AND ACCURED LAIBILITIES

Accounts payable and accrued liabilities at September 30, 2003 and 2002:

                                                     2003                2002
                                                     ----                ----
Accounts payable                                 $ 815,126        $  335,477
Accrued payroll and vacation                        175,000             175,000
Accrued payroll taxes                               321,237              37,473
Advance from customers                              199,640                  --
Other accrued expenses                              122,791             175,347
Deferred revenue                                     11,667              21,667
                                                 -----------         -----------
Total                                            $1,645,461          $  744,964
                                                 ===========         ===========

NOTE F - CAPITAL STOCK

The Company is authorized to issue 1,000 shares of common stock with no par value per share. As of September 30, 2003 and 2002, the Company has 288.980 and
298.334 shares of common stock issued and outstanding, respectively.

In December 2001, two (2) Company shareholders agreed to contribute to additional paid in capital $250,000 of funds previously advanced to the Company in the form of notes payable (see Note G).

In January 2003, the Company issued 21.980 shares of common stock valued at $100 in exchange for services provided the Company, which represents the fair value of the services received which did not differ materially from the value of the stock issued.

During the year ended September 30, 2003, the Company received $25,000 towards subscription to additional paid in capital.

In September 2003, the Company and a shareholder entered into an agreement whereby the stockholder exchanged 31.334 common shares in the Company for certain Company equipment, having a book value of approximately $ 46,000 and the assumption of $38,472 of debt securing the equipment. At September 30, 2003, the note receivable balance due from related party was $38,472. The Company recorded a loss of $7,704 relating to the transaction.

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE G - RELATED PARTY TRANSACTIONS

The Company's shareholders, and entities controlled by the Company shareholders and officers, from time to time, advance funds to the Company for working capital purposes. At September 30, 2003 and 2002, the amount of those aggregate advances were $ 749,328 and $ 296,046, respectively. The Company classifies these advances and notes as current liabilities.

At September 30, 2003, the balance payable to Company officers in connection with accrued and unpaid compensation is $111,843.

The Company leases vehicles and equipment from an entity controlled by a shareholder of the Company. During the years ended September 30, 2003 and 2002, the Company paid the entity $83,375 and $72,936, respectively in connection with leasing the vehicles and equipment. (Note H)

The Company uses services from an entities controlled by a shareholder of the Company. For the years ended September 30, 2003 and 2002, the Company paid consulting fees of $48,000 and $17,000, respectively.

NOTE H - COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments
---------------------------

The Company leases office spaces and equipment under operating leases in Corona, California for its corporate use expiring in December 2003 through August 2006. Total lease rental expenses for the years ended September 30, 2003 and 2002, were $214,824 and $102,170, respectively. Commitments for minimum rentals under non-cancelable leases at September 30, 2003 are as follows:

2004                                               $  204,362
2005                                                   68,431
2006                                                   57,037
                                                   -----------
                                                   $  329,830
                                                   ===========

The Company leases vehicles and equipment from an entity controlled by a Company shareholder. For the years ended September 30, 2003 and 2002, the Company paid the entity $83,375 and $72,936, respectively in connection with this lease (Note
G)

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE H - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Capital Lease Obligations
-------------------------

The Company leases equipments and vehicles financed by capital leases. Equipments and vehicles include the following amounts for capitalized leases at September 30, 2003 and 2002:

                                                        2003             2002
                                                        ----             ----
Equipments and vehicles                               $105,002         $105,002
Less accumulated depreciation                           69,924           45,946
                                                      ---------        ---------
Total                                                 $ 35,078         $ 59,056
                                                      =========        =========

As of September 30, 2003 future minimum lease payments required under the capital leases are as follows:

2004                                                                   $ 24,601
2005                                                                     24,395
2006                                                                      3,875
                                                                       ---------
                                                                         52,871
Less: amount representing interest                                       (4,780)
                                                                       ---------
                                                                         48,091
Less: current portion                                                   (21,265)
                                                                       ---------
Long-term portion                                                      $ 26,826
                                                                       =========

The Company has recorded equipment purchased under non-cancelable leases with an original cost of $105,002 as of September 30, 2003 and 2002. Depreciation expense of $23,978 has been charged to operations for the years ended September 30, 2003 and 2002.

Litigation
----------

The California State Compensation Insurance Fund has filed a complaint alleging nonpayment of insurance premiums by the Company aggregating $132,000 for worker's compensation policies during the period 1999 through 2000. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to vigorously defend itself against the plaintiff's claims.

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE H - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Litigation (continued)
----------------------

In 2003, United Rentals Northwest Inc., filed a complaint against the Company claiming an amount of $38,790 for rental equipment that United Rentals claims was stolen from a Company job site. The Company believes that it has meritorious defenses to the plaintiff's claims and intends to vigorously defend itself against the plaintiff's claims.

The Company is subject to other legal proceedings and claims, which arise in the ordinary course of its business. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters will not have material adverse effect on its financial position, results of operations or liquidity.

Letters of credit and performance bonds
---------------------------------------

The Company has letters of credit facility with City National Bank to secure performance bonds. At September 30, 2003 and 2002, the Company has contingent liability relating to outstanding bonds totaling to $117,299 and $0, respectively.

NOTE J - EXTINGUISHMENT OF DEBT

The Company was legally released from its notes payable including interest obligation to an unrelated party in December 2001, in the amount of $264,458. The Company has accounted for the extinguishment of debt as other income for the year ended September 30, 2002.

NOTE K - MAJOR CUSTOMERS

Revenue from the Company's three major customers approximated $3,436,308 or 38% of sales for the year ended September 30, 2003. Revenue from the Company's two major customers approximated $2,122,590 or 38% of sales for the year ended September 30, 2002.

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE L - SEGMENT INFORMATION

The Company's three reportable segments are managed separately based on fundamental differences in their operations. During the years ended September 30, 2003 and 2002, the Company operated in the following three reportable segments:

         o Transportation of Bulk fuels consists of the delivery of jet fuel, diesel and gas to retail establishments, tank farms and the US government.
         o Repairs/construction division is involved in the minor repairs to facilities that contain underground storage sites. These repairs/construction jobs are short term in nature and relatively minor in scope.
         o The testing/environmental operations consist of compliance testing, Vapor recovery testing of underground storage tanks and the subsequent environmental cleanup as mandated by local governmental agencies

Segment operating income is total segment revenue reduced by operating expenses identifiable with the business segment. Corporate includes general corporate administrative costs.

The Company evaluates performance and allocates resources based upon operating income. The accounting policies of the reportable segments are the same as those described in the summary of accounting policies. There are no inter-segment sales. The following table summarizes segment asset and operating balances by reportable segment:

                                                         2003           2002
                                                         ----           ----
         Net Sales to External Customers:
         Bulk Transportation                          $2,596,275     $1,416,235
         Repairs/Construction                            890,650             --
         Testing/Environmental                         5,548,367      4,116,311
                                                      -----------    -----------
         Total Sales to External Customers            $9,035,292     $5,532,546
                                                      ===========    ===========

         Depreciation and Amortization:
         Bulk Transportation                          $  174,740     $  133,999
         Repairs/Construction                             41,669             --
         Testing/Environmental                           211,352        182,656
         Corporate                                        69,142         11,734
                                                      -----------    -----------
         Total Depreciation and Amortization          $  496,903     $  328,389
                                                      ===========    ===========

         General and Administrative Expense:
         Bulk Transportation                          $  175,204     $  124,278
         Repairs/Construction                             96,766             --
         Testing/Environmental                           619,731        275,656
         Corporate                                     1,872,579        920,266
                                                      -----------    -----------
         Total General and Administrative Expense     $2,764,280     $1,320,200
                                                      ===========    ===========

                     ADVANCED FUEL FILTRATION SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           SEPTEMBER 30, 2003 AND 2002

NOTE L - SEGMENT INFORMATION (CONTINUED)

                                               2003             2002
                                               ----             ----
         Capital Expenditures:
         Bulk Transportation              $   221,479      $   104,034
         Repairs/Construction                  72,211               --
         Testing/Environmental                339,363          276,331
         Corporate                             67,358           15,031
                                          ------------     ------------
         Total Capital Expenditures       $   700,411      $   395,396
                                          ============     ============

         Operating (Loss):
         Bulk Transportation              $   289,514      $    64,461
         Repairs/Construction                 143,884               --
         Testing/Environmental              1,577,292        1,300,326
         Corporate                         (2,649,783)      (1,453,571)
                                          ------------     ------------
         Total segment Operating Loss     $  (639,093)     $   (88,784)
                                          ============     ============

         Segment Assets:
         Bulk Transportation              $   923,400      $   705,675
         Repairs/Construction                  72,211               --
         Testing/Environmental              1,247,276        1,028,044
         Corporate                          1,085,362          636,897
                                          ------------     ------------
         Total Segment Assets             $ 3,328,249      $ 2,370,616
                                          ============     ============

NOTE M - EMPLOYEE BENEFIT PLANS

The Company sponsors a defined contribution 401(k) plan covering substantially all full-time employees, which provides for the Company matching of the participant's elective deferral. The Company's expense for the plan was $0 for the years ended September 30, 2003 and 2002, respectively.
                                      F-40

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       FINANCIAL STATEMENTS AND SCHEDULES

                               SEPTEMBER 30, 2003

                                H. B. COVEY, INC.

                                H. B. COVEY, INC.

                          INDEX TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                        Page No.
                                                                        --------

Report of Independent Certified Public Accountants                         F-42

Balance Sheet at September 30, 2003                                        F-43

Statement of Losses For the Period June 14, 2003 Through
  September 30, 2003                                                       F-44

Statement of Deficiency in Stockholders' Equity For the
  Period June 14, 2003 Through September 30, 2003                          F-45

Statement of Cash Flows For the Period June 14, 2003
  Through September 30, 2003                                               F-46

Notes to Financial Statements                                       F-47 to F-53

                    RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------

Board of Directors
H. B. Covey, Inc.
Ranch Cucamonga, California

         We have audited the accompanying balance sheet of H. B. Covey, Inc. ("Company") as of September 30, 2003 and the related statements of operations, deficiency in stockholders' equity, and cash flows for the period June 14, 2003 through September 30, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of H. B. Covey, Inc. as of September 30, 2003, and the results of its operations and its cash flows for the period June 14, 2003 through September 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                                  --------------------------------------------
                                    Russell Bedford Stefanou Mirchandani  LLP
                                          Certified Public Accountants

New York, New York
February 6,  2004

                                   H. B. COVEY, INC.
                                     BALANCE SHEET
                                   SEPTEMBER 30, 2003

                                         ASSETS

Current Assets:
         Cash                                                                $  150,928
         Accounts receivable, less allowance fro doubtful accounts of $0        787,977
         Inventory, at cost (Note A)                                                512,215
         Other current assets                                                    20,764
                                                                             -----------
Total current assets                                                          1,471,884

Property and Equipment, less accumulated depreciation of $413,817 (Note A)      182,789

                                                                             $1,654,673
                                                                             ===========

                          LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
       Accounts payable                                                      $  223,665
       Accounts payable - related party (Note F)                                272,735
       Notes payable - shareholders (Note F)                                    817,238
       Accrued expenses (Note E)                                                117,418
                                                                             -----------
Total current liabilities                                                     1,431,056

Commitments and contingencies (Note C)                                               --

 Stockholders' equity: (Note G)
    Common stock, par value $1 per share; 200,000 authorized,
    67,035 issued and outstanding at September 30, 2003                         67,035
    Less: stock subscription receivable                                         (8,910)
      Additional paid-in-capital                                                141,500
      Retained earnings                                                          23,992
                                                                             -----------
      Total Stockholders' Equity                                                223,617
                                                                             -----------
                                                                             $1,654,673
                                                                             ===========

                     See accompanying notes to financial statements

                                         F-44

                                H. B. COVEY, INC.
                             STATEMENT OF OPERATIONS
             FOR THE PERIOD JUNE 14, 2003 THROUGH SEPTEMBER 30, 2003

Revenues                                                            $ 1,310,652
Cost of sales                                                           849,352
                                                                    ------------
Gross Margin                                                            461,300

Operating expenses:
     Selling, general and administrative                                342,993
     Depreciation                                                        24,991
                                                                    ------------
Total Operating Expenses                                                367,984
                                                                    ------------

Income from operations                                                   93,316

Other income (expenses)                                                     353
Interest (expenses)                                                      (4,166)
Provision for income taxes                                                   --
                                                                    ------------

Net Income                                                          $    89,503
                                                                    ============

                 See accompanying notes to financial statements

                                             H. B. COVEY, INC.
                                     STATEMENTS OF STOCKHOLDERS' EQUITY
                          FOR THE PERIOD JUNE 14, 2003 THROUGH SEPTEMBER 30, 2003

                                                Common     Additional
                                   Common       Shares      Paid in   Subscription  Accumulated
                                   shares       Amount      Capital    Receivable     Deficit       Total
                                  ---------    ---------   ---------   ---------     ---------    ---------
Balance at June 14, 2003            62,035     $ 62,035    $     --    $ (8,910)     $(65,511)    $(12,386)

Additions during the period          5,000        5,000     141,500          --            --      146,500

Net income                              --           --          --          --        89,503       89,503
                                  ---------    ---------   ---------   ---------     ---------    ---------

Balance at September 30, 2003       67,035     $ 67,035    $141,500    $ (8,910)     $ 23,992     $223,617
                                  =========    =========   =========   =========     =========    =========

                               See accompanying notes to financial statements

                                                    F-46

                                H. B. COVEY, INC.
                            STATEMENTS OF CASH FLOWS
             FOR THE PERIOD JUNE 14, 2003 THROUGH SEPTEMBER 30, 2003

Cash flows from operating activities:
     Net income from operations                                       $  89,503
     Adjustments to reconcile net income to net cash:
     Depreciation                                                        24,991
     Change in:
      (Increase)decrease
      Accounts receivables                                             (787,977)
      Inventory                                                         316,698
      Other current assets                                              (20,764)
      Increase(decrease)
      Accounts payable                                                  223,665
      Accounts payable-related party                                    272,735
      Other current liabilities                                          15,188
                                                                      ----------
    Net cash provided by from operating activities                      134,039

Cash flows provided by financing activities:
     Proceeds from issuance of common stock                               5,000
     Proceeds from note payable -others                                  11,889
                                                                      ----------
     Net cash provided by financing activities                           16,889

Net increase in cash and cash equivalents                               150,928

Cash and cash equivalents at beginning of period                             --
                                                                      ----------
Cash and cash equivalents at end of period                            $ 150,928
                                                                      ----------

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for interest                              $   4,166
Cash paid during the period for taxes                                        --

Non-cash Investing and Financing Transactions:
Sale of vehicles to the stockholder                                     345,000
Accumulated depreciation on sale of vehicles to a related
party/additional paid in capital                                       (241,500)
Note receivable - stockholder on sale of vehicles/additional
  paid in capital                                                       100,000
Carve out transactions from AESE:
Inventory                                                               649,789
Note payable - AESE                                                      69,059
Net balance - adjustment to retained earnings                          (718,848)

                 See accompanying notes to financial statements

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying consolidated financial statements follows.

BUSINESS AND BASIS OF PRESENTATION

H. B. Covey, Inc. (the "Company") was formed on March 19, 1971 under the laws of the State of California. The Company provides diagnostic and maintenance services to petroleum service stations in the southwestern part of the United States of America.

On October 1, 2001, the Company's previous owners conveyed the Company's principal revenue producing assets and business activities to A.E. Schmidt Environmental ,a privately-held company organized under the laws of the state of California ("AESE", or "Parent"). In exchange for the assets , AESE assumed certain Company liabilities. The Company retained title to certain property and equipment, which was made available to AESE for their use in connection with the operations of their various business segments.

As a result of the conveyance of substantially all of the Company's assets and business activities to AESE, effective October 1, 2001, the Company became a dormant entity. In June, 2003, as a result of non-compliance on the part of AESE with the terms of the acquisition , the Company's previous owners took possession of assets being held by AESE, including but not limited to, inventory, customer lists and the assumption of certain trade payables, and operating leases (see Note B).

Change in Control of Company
----------------------------

On December 30, 2003, Entech Environmental Technologies, Inc., formerly Parr Development, Inc., ("Entech") a company formed under the laws of the State of Nevada, acquired through a Share Exchange Agreement, all of the issued and outstanding stock of the Company In addition, Entech acquired the following entities:

         o        Christie Peterson Development Corporation (" CPI")

         o        Advanced Fuel Filtration Systems, Inc. ("Advanced Fuel")

From its inception and up to December 30, 2003, Entech had no significant assets or operations. Subsequent to the acquisition, the Company, CPI , and Advanced Fuel became wholly-owned subsidiaries of Entech.

On January 21, 2004, Entech completed Capital Stock Exchange Agreement ("Agreement") with Cyber Public Relations, Inc. ("Cyber" or "Company") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Entech shall be the surviving entity. From June, 1998 until the date of the merger, Cyber was an inactive corporation with no significant assets and liabilities. Effective with the Agreement, all of the previously issued outstanding common stock , preferred stock, options and warrants owned by the Entech shareholders were exchanged for an aggregate of 9,550,000 shares of Cyber's restricted common stock.

Subsequent to the recapitalization of the Company and its merger with Entech, Entech issued 2,000,000 shares of its common stock and 7,150,000 warrants to acquire Entech's common stock in exchange for $2,000,000.

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION
-------------------

For revenue from product sales, the Company recognizes revenue in accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

ADVERTISING
-----------

The Company recognizes advertising expenses in accordance with SOP 93-7 "Reporting on Advertising Costs." The Company did not incur any material advertising costs during the period June 14, 2003 through September 30, 2003.

INCOME TAXES
------------

Income taxes are provided based on the liability method for financial reporting purposes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

CASH EQUIVALENTS
----------------

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity date of three months or less to be cash equivalents.

PROPERTY AND EQUIPMENT
----------------------

For financial statement purposes, property and equipment will be depreciated using straight-line method over their estimated useful lives (five years for furniture, fixtures and equipment). The straight-line method of depreciation is also used for tax purposes.

CONCENTRATIONS OF CREDIT RISK

-----------------------------

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

LONG-LIVED ASSETS
-----------------

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undercounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

STOCK BASED COMPENSATION
------------------------

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 ("SFAS No. 148"), "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary charge to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the year ended September 30, 2003 and will adopt the interim disclosure provisions for its financial reports for the quarter ended December 31, 2003.

SEGMENT INFORMATION
-------------------

Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

performance. The information disclosed herein materially represents all of the financial information related to the Company's principal operating segment.

COMPREHENSIVE INCOME
--------------------

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items of comprehensive income in any of the periods presented.

INVENTORIES
-----------

Inventories are stated at the lower of cost or market determined by the first-in, first-out (FIFO) method. Inventories consist of mechanical and electrically component products available for sale to distributors and customers Components of inventories as of September 30, 2003 are as follows:

         Finished goods                                   $ 512,215

Property and Equipment
----------------------

For financial statement purposes, property and equipment are depreciated using the straight-line method over their estimated useful lives (five years for furniture, fixtures, improvements and equipment). An accelerated method of depreciation is used for tax purposes. Depreciation expense for the period June 14, 2003 through September 30, 2003 was $24,991.

Major classes of property and equipment at September 30, 2003 consist of the followings:

Equipment                                                             $  20,771
Tools and equipment                                                     124,739
Vehicles                                                                235,569
Office equipment                                                        190,320
Office furniture                                                         25,207
                                                                      ----------
                                                                        596,606
Less: Accumulated Depreciation                                         (413,817)
                                                                      ----------
Net Property and Equipment                                            $ 182,789
                                                                      ==========

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS
-----------------------------

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The adoption of Interpretation No. 46 did not have a material impact on the Company's results of operations or financial position.

In April 2003, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS 149 amends SFAS No. 133 to provide clarification on the financial accounting and reporting of derivative instruments and hedging activities and requires that contracts with similar characteristics be accounted for on a comparable basis. The provisions of SFAS 149 are effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the Company's results of operations or financial position.

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY. SFAS 150 establishes standards on the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003 and to all other instruments that exist as of the beginning of the first interim financial reporting period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's results of operations or financial position.

In December 2003, the FASB issued SFAS No. 132 (revised), EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88 AND 106. This statement retains the disclosure requirements contained in FASB statement no. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures to those in the original statement 132 about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The required information should be provided separately for pension plans and for other postretirement benefit plans. The revision applies for the first fiscal or annual interim period ending after December 15, 2003 for domestic pension plans and June 15, 2004 for foreign pension plans and requires certain new disclosures related to such plans. The adoption of this statement will not have a material impact on the Company's results of operations or financial position.

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

NOTE B - DUE TO FORMER PARENT

In connection with the recession of the Company's sales agreement with AESE in June 2003, the Company retained certain assets. While the Company may have an obligation to reimburse AESE, or its assigns for a portion of the retained assets, the Company believes it has claims for unreimbursed costs incurred that would substantially mitigate any claims by AESE.

NOTE C - COMMITMENTS AND CONTINGENCIES

Lease Commitment
----------------

The Company leases its premises on a year to year basis. The lease agreements provide for minimum rent, taxes, insurance and maintenance. Rental expense charged to operations during the period June 14, 2003 through September 30, 2003 was $ 36,595.

Litigation
----------

The Company is subject to legal proceedings and claims which arise from the ordinary course of its business. The Company's management believes that the final disposition of such matters will not have material adverse effect on its financial position, results of operations or liquidity.

NOTE D - INCOME TAXES

Statement of Financial Accounting Standards No. 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between income reported for financial reporting purposes and income tax purposes are insignificant. As a result, a provison for current income taxes is not material and has not been provided in the accompanying financial statements.

NOTE E - OTHER CURRENT LIABILITIES

Other current liabilities at September
30, 2003 are comprised of the following:

     Accrued payroll and vacation                $ 55,000
     Sales taxes payable                         $ 24,263
     Payroll taxes payable                         21,956
     Miscellaneous accrued expenses                16,199
                                                 $117,418

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

NOTE F - RELATED PARTY TRANSACTIONS

The Company's inception, the Company's shareholders have advanced funds to the Company for working capital purposes. No formal repayment terms or arrangements exist. The amount of the advances due the officers at September 30, 2003 were $ 817,238.

The Company sources services from a related party. Total purchases from related party for the period June 14, 2003 to September 30, 2003 was $272,735. At September 30, 2003 accounts payable-related party balance was $272,735.

NOTE G - CAPITAL STOCK

The Company has authorized 200,000 shares of common stock , with a par value of $1 per share. Out of this 67,035 shares of common stock were issued and outstanding as of September 30, 2003.

                                H. B. COVEY, INC.

                              FINANCIAL STATEMENTS

                   OCTOBER 1, 2001 THROUGH SEPTEMBER 30, 2002

                      OCTOBER 1, 2002 THROUGH JUNE 14, 2003

                                H. B. COVEY, INC.

                          INDEX TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                        Page No.
                                                                        --------

Report of Independent Certified Public Accountants                         F-57

Statement of Assets Acquired and Liabilities Assumed at
  September 30, 2002                                                       F-58

Statement of Revenues and Direct Expenses for the Period
  October 1, 2002 through June 14, 2003 and the Year Ended
  September 30, 2002                                                       F-59

Notes to Financial Statements                                      F-60 to F-65

                    RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------

Board of Directors
H. B. Covey, Inc.
Ranch Cucamonga, California

We have audited the accompanying statement of assets acquired and liabilities assumed of H. B. Covey, Inc. as of September 30, 2003 and the statement of revenues and direct expenses for the year ended September 30, 2002 and the period October 1, 2002 through June 14, 2003. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements referred to above presents fairly, in all material respects, the statement of assets acquired and liabilities assumed of
H. B. Covey, Inc. as of September 30, 2002 and the statements of revenues and direct expenses for the year ended September 30, 2002 and the period October 1, 2002 through June 14, 2003 , in conformity with accounting principles generally accepted in the United States of America.

                                    /s/ RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                                    --------------------------------------------
                                     Russell Bedford Stefanou Mirchandani  LLP
                                           Certified Public Accountants

New York, New York
February 6,  2004

                                H. B. COVEY, INC.
              STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
                               SEPTEMBER 30, 2002


                                     ASSETS

                                   LIABILITIES
 Current liabilities:
        Due to Parent (Note B)                       $ 89,917
Total current liabilities

Commitments and contingencies (Note E)

Net assets (liabilities)                             $(89,917)

                See accompanying notes to financial statements

                                H. B. COVEY, INC.
                   STATEMENTS OF REVENUES AND DIRECT EXPENSES

                                            For the Period     For the Year
                                              October 1,          Ended
                                             2002 through       September
                                            June 14, 2003       30, 2002
                                            -------------     -------------

Sales                                       $  1,455,433      $  1,948,406
Cost of sales                                    747,146            85,945
Gross Margin                                     708,287           762,461
Operating expenses:
     Selling, general and administrative          38,707            51,209

Total Operating Expenses                          38,007            51,209
Net income (loss) from operations                669,580           711,252

Provision for income taxes
Net Income (Loss)                           $    669,580      $    711,252

                 See accompanying notes to financial statements

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

BUSINESS AND BASIS OF PRESENTATION
----------------------------------

H. B. Covey, Inc. (the "Company") was formed on March 19, 1971 under the laws of the State of California. The Company provides diagnostic and maintenance services to petroleum service stations in the southwestern part of the United States of America.

On October 1, 2001, the Company's previous owners conveyed the Company's principal revenue producing assets and business activities to A.E. Schmidt Environmental ,a privately-held company organized under the laws of the state of California ("AESE", or "Parent"). In exchange for the assets , AESE assumed certain Company liabilities. The Company retained title to certain property and equipment, which was made available to AESE for their use in connection with the operations of their various business segments.

As a result of the conveyance of substantially all of the Company's assets and business activities to AESE, effective October 1, 2001, the Company became a dormant entity. In June, 2003, as a result of non-compliance on the part of AESE with the terms of the acquisition , the Company's previous owners took possession of assets being held by AESE, including but not limited to, inventory, customer lists and the assumption of certain trade payables, and operating leases. The assets acquired represented approximately 5% of the AESE total assets at the time of the acquisition by the Company. Since AESE retained substantially all of the remaining significant operating assets, the Company's management believes the financial statements of AESE would be misleading and uninformative. Accordingly, the Company has presented financial statements of the acquired component business, excluding the continuing operations retained by AESE.

The Company is unable to present and full financial statements of the acquired component business because AESE is currently not operating and the information necessary to prepare the component's financial statements is not readily available.

As a result of the Company believes it is impracticable to present a complete set of financial statements as required by Rule 3-05 of SEC Regulation S -X .

Accordingly, the accompanying statement of Assets Acquired and Liabilities Assumed as of September 30, 2002 and the Statements of Revenue and Direct Expenses for the period October 1, 2002 through June 14, 2003 and the year ended October 31, 2002 are presented on a carved-out basis, and are not indicative of the results of operations that would have existed had the Company been a separate stand-alone entity during the periods presented or of future results. Summarized results of the allocation of expenses are further described in Note B.

Change in Control of Company
----------------------------

On December 30, 2003, Entech Environmental Technologies, Inc., formerly Parr Development, Inc., ("Entech") a company formed under the laws of the State of Nevada, acquired through a Share Exchange Agreement, all of the issued and outstanding stock of the Company In addition, Entech acquired the following entities:

         o CPI Development, Inc. , formally Christie Peterson Development Corporation, Inc. (" CPI")

         o        Advanced Fuel Filtration Systems, Inc. ("Advanced Fuel")

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

From its inception and up to December 30, 2003, Entech had no significant assets or operations. Subsequent to the acquisition, the Company, CPI , and Advanced Fuel became wholly-owned subsidiaries of Entech.

On January 21, 2004, Entech completed Capital Stock Exchange Agreement ("Agreement") with Cyber Public Relations, Inc. ("Cyber" or " Company") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Entech shall be the surviving entity. From June, 1998 until the date of the merger, Cyber was an inactive corporation with no significant assets and liabilities. Effective with the Agreement, all of the previously issued outstanding common stock , preferred stock, options and warrants owned by the Entech shareholders were exchanged for an aggregate of 9,550,000 shares of Cyber's restricted common stock.

Subsequent to the recapitalization of the Company and its merger with Entech, Entech issued 2,000,000 shares of its common stock and 7,150,000 warrants to acquire Entech's common stock in exchange for $2,000,000.

REVENUE RECOGNITION
-------------------

For revenue from product sales, the Company recognizes revenue in accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product has not been delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

ADVERTISING
-----------

The Company will recognize advertising expenses in accordance with SOP 93-7 "Reporting on Advertising Costs." The Company did not incur any material advertising costs during the years ended September 30, 2003 and 2002.

INCOME TAXES
------------

Income taxes are provided based on the liability method for financial reporting purposes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be removed or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT
----------------------

For financial statement purposes, property and equipment will be depreciated using straight-line method over their estimated useful lives (five years for furniture, fixtures and equipment). The straight-line method of depreciation is also used for tax purposes.

CONCENTRATIONS OF CREDIT RISK
-----------------------------

Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company will place its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

USE OF ESTIMATES
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly actual results could differ from those estimates.

LONG-LIVED ASSETS
-----------------

The Company has adopted Statement of Financial Accounting Standards No. 144 (SFAS 144). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses, or a forecasted inability to achieve break-even operating results over an extended period. The Company evaluates the recoverability of long-lived assets based upon forecasted undercounted cash flows. Should an impairment in value be indicated, the carrying value of intangible assets will be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset. SFAS No. 144 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

STOCK BASED COMPENSATION
------------------------

In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 ("SFAS No. 148"), "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary charge to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25 and related interpretations. Accordingly, compensation expense for stock options is measured as the excess, if any, of the fair market value of the Company's stock at the date of the grant over the

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

exercise price of the related option. The Company has adopted the annual disclosure provisions of SFAS No. 148 in its financial reports for the year ended September 30, 2003 and will adopt the interim disclosure provisions for its financial reports for the quarter ended December 31, 2003.

SEGMENT INFORMATION
-------------------

Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. SFAS 131 also establishes standards for related disclosures about products and services and geographic areas. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the chief operating decision maker, or decision-making group, in making decisions how to allocate resources and assess performance. The information disclosed herein materially represents all of the financial information related to the Company's principal operating segment.

COMPREHENSIVE INCOME
--------------------

Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income," establishes standards for reporting and displaying of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. The Company does not have any items of comprehensive income in any of the periods presented.

NEW ACCOUNTING PRONOUNCEMENTS
-----------------------------

In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The adoption of Interpretation No. 46 did not have a material impact on the Company's results of operations or financial position.

In April 2003, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS 149 amends SFAS No. 133 to provide clarification on the financial accounting and reporting of derivative instruments and hedging activities and requires that contracts with similar characteristics be accounted for on a comparable basis. The provisions of SFAS 149 are effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the Company's results of operations or financial position.

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

In May 2003, the FASB issued SFAS No. 150, ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY. SFAS 150 establishes standards on the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003 and to all other instruments that exist as of the beginning of the first interim financial reporting period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company's results of operations or financial position.

In December 2003, the FASB issued SFAS No. 132 (revised), EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88 AND 106. This statement retains the disclosure requirements contained in FASB statement no. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures to those in the original statement 132 about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The required information should be provided separately for pension plans and for other postretirement benefit plans. The revision applies for the first fiscal or annual interim period ending after December 15, 2003 for domestic pension plans and June 15, 2004 for foreign pension plans and requires certain new disclosures related to such plans. The adoption of this statement will not have a material impact on the Company's results of operations or financial position.


NOTE B - CARVE-OUT  TRANSACTIONS

On June 14, 2003, as a result of non-compliance on the part of AESE with the terms of its acquisition of the Company's assets and assumption of liabilities, the Company's previous owners took possession of assets being held by AESE, including but not limited to, inventory, customer lists and the assumption of certain trade payables, and operating leases. There was no consideration exchanged in the transaction.

Certain information in the Company's financial statements relating to the results of operations and financial condition was derived from the historical financial information of the Parent. Various allocation methodologies were employed to allocate the expenses incurred by the Parent on the Company's behalf. Allocations of these expenses include advertising, officer salaries, accounting and legal fees, rent, and other general office expenses. Management believes that these allocation methodologies are reasonable. The expenses allocated are not necessarily indicative of the expenses that would have been incurred if the Company had been a separate, independent entity and had managed these functions. The Company may incur additional general administrative expenses, and other costs as a result of operating independently of the Parent.

                                H. B. COVEY, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE B - CARVE-OUT  TRANSACTIONS (CONTINUED)

The accompany financial statements, including expenses incurred by AESE on behalf of the Company, and the summarized results of the allocation of expenses are as follows:

                                                                 For the Period
                                               Year Ended       October 1, 2002
                                              September 30,     through June 14,
                                                  2002                2003
                                                  ----                ----

Net transfer from Parent - beginning of
the period
                                              $   38,708           $       --
Net transactions with Parent:
    Advertising                                    2,787                2,107
    Accounting and legal fees                     13,354               10,094
    Rent                                           5,574                4,213
    Officer salaries                              21,134               15,974
    Office expenses                                8,360                6,320

Net transfer from Parent -                    $   89,917           $   38,708
end of the period

NOTE C - COMMITMENTS AND CONTINGENCIES

Litigation
----------

The Company is subject to legal proceedings and claims which arise from the ordinary course of its business. The Company's management believes that the final disposition of such matters will not have material adverse effect on its financial position, results of operations or liquidity.

Due to former Parent
--------------------

In connection with the recession of the Company's sales agreement with AESE in June 2003, the Company retained certain assets. While the Company may have an obligation to reimburse AESE, or its assigns for a portion of the retained assets, the Company believes it has claims for unreimbursed costs incurred that would substantially mitigate any claims by AESE.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Condensed Consolidated Pro Forma Unaudited Balance Sheet as of
           September 30, 2003                                              F-68

         Condensed Consolidated Pro Forma Unaudited Statement of
           Operations for the Year Ended September 30, 2003                F-69

         Notes to Condensed Consolidated Pro Forma Unaudited Financial
           Statements                                              F-70 to F-71


              UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

On December 30, 2003, Entech Environmental Technologies, Inc., formerly Parr Development, Inc., ("Entech") a company formed under the laws of the State of Nevada, acquired through a Share Exchange Agreement, all of the issued and outstanding stock of the following entities:

         o CPI Development, Inc. , formally Christie Peterson Development Corporation, Inc. (" CPI")

         o        Advanced Fuel Filtration Systems Inc. (" Advanced Fuel")

         o        H. B. Covey, Inc. ( H.B. Covey)

From its inception and up to December 30, 2003, Entech had no significant assets or operations. Subsequent to the acquisition, CPI, Advanced Fuel, and H. B. Covey became wholly-owned subsidiaries of Entech.

On January 21, 2004, Entech completed Capital Stock Exchange Agreement ("Agreement") with Cyber Public Relations, Inc. ("Cyber" or "Company") an inactive publicly registered shell corporation with no significant assets or operations. For accounting purposes, Entech shall be the surviving entity. The transaction is accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of Cyber was $297,578. From June, 1998 until the date of the merger, Cyber was an inactive corporation with no significant assets and liabilities. Effective with the Agreement, all of the previously issued outstanding common stock, preferred stock, options and warrants owned by the Entech shareholders were exchanged for an aggregate of 9,550,000 shares of Cyber's restricted common stock. As a result of the Agreement, there was a change in control of the Company.

The value of the Company's common stock issued was the historical cost of the Company's net tangible assets, which did not differ materially from their fair value. In accordance with Statement of Financial Accounting Standards No. 141, Business Combinations, Entech is the acquiring entity.

The Proforma Unaudited Financial Statements have been prepared by management of Cyber in order to present consolidated financial position and results of operations of Cyber and Entech as if the acquisition had occurred as of September 30, 2003 for the pro forma condensed balance sheet and to give effect to the acquisition of Cyber , as if the transaction had taken place at October 1, 2002 for the pro forma condensed consolidated statement of operations for the year ended September 30, 2003.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of Cyber (including notes thereto) included in this Form.

Effective with the Agreement, all previously outstanding common stock, preferred stock, options and warrants owned by Entech stockholders were exchanged for an aggregate of 9,550,000 shares of Cyber common stock. The value of the stock that was issued was the historical cost of Entech's net tangible assets, which did not differ materially from their fair value. In accordance with Financial Accounting Standards No. 141, , Entech is the acquiring entity.

In connection with the Agreement, certain Cyber shareholders agreed to and canceled 1,884,000 of previously issued shares. In addition, all debts owing by Cyber were cancelled by an affiliate of its former controlling stockholder, Thomas Braun, to facilitate the transaction described herein in exchange for a total additional consideration of $275,000 paid by Entech to the stockholders of Cyber.

                                               ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
                                      CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET
                                                         SEPTEMBER 30, 2003

                                                                                                  Pro Forma             Pro Forma
                          Cyber              CPI          Advanced Fuel       H B Covey          Adjustments           Consolidated
                      -------------     -------------     -------------     -------------       -------------          -------------
                                                               ASSETS

Current Assets        $     12,477      $ 5,767,114      $ 1,645,416      $ 1,471,884        $    (12,477) (5)     $ 8,165,794
                                                                                                    (275,000)  (1)
                                                                                                    (443,620)  (9)
Property and
Equipment, net                  --           421,009         1,640,133           182,789                                  2,243,931
Other Assets                    --           152,722            42,700                --                                    195,422
                      -------------     -------------     -------------     -------------       -------------          -------------
                      $     12,477      $  6,340,845      $  3,328,249      $  1,654,673        $   (731,097)          $ 10,605,147
                      =============     =============     =============     =============       =============          =============

                                         LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY
          Current
      Liabilities     $     22,263      $  6,582,165      $  3,813,953      $  1,431,056        $   (443,620)  (1)     $ 11,405,817
Other liabilities           35,000         1,161,497           936,025                --             (35,000)  (5)        2,097,522

    Stockholders'
          Equity:
           Common               --                --                --                --               9,550   (2)               --
            Stock            2,199             4,000               250            58,125              (1,884)  (4)               --
                                --                --                --                --             (62,375)  (3)            9,865

   Treasury Stock               --        (1,250,000)               --                --                  --             (1,250,000)
                                                                                                       1,884   (4)               --
       Additional               --                --                --                --              62,375   (3)        1,535,408
  Paid In Capital           19,791            93,000           413,470           141,500              22,523   (5)               --
                                                                                                      66,776   (6)
                                                                                                     714,089   (10)

         Retained
         Earnings               --                --                --                --            (275,000)  (1)               --
        (deficit)          (66,776)          (249,817)        (1,835,449)           23,992            (9,550)  (2)       (3,193,465)
                                                                                                     (66,776)  (6)
                                                                                                    (714,089)  (10)
                      -------------     -------------     -------------     -------------       -------------          -------------
                           (44,786)       (1,402,817)       (1,421,729)          223,617            (252,477)            (2,898,192)
                      $     12,477      $  6,340,845      $  3,328,249      $  1,654,673            (731,097)          $ 10,605,147
                      =============     =============     =============     =============       =============          =============

                         See accompanying notes to the proforma unaudited consolidated financial statements

                                                                F-68

                                               ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
                                 CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                                          H B Covey     H.B. Covey
                                                                        6-14-2003 to    101-2002 to    Pro Forma         Pro Forma
                                 Cyber         CPI       Advanced Fuel    9-30-2003      6-14-2003    Adjustments      Consolidated
                             ------------- ------------- -------------  -------------  ------------- -------------     -------------
Sales                        $         --  $ 27,284,453  $  9,035,292   $  1,310,652   $  1,455,433      (443,620)(9)    38,642,210
Cost of Sales                          --    23,743,515     6,167,481        849,352        747,146      (443,620)(9)    31,063,874
                             ------------- ------------- -------------  -------------  ------------- -------------     -------------
Gross Margin                           --     3,540,938     2,867,811        461,300        708,287            --         7,578,336

Operating costs                                                                                            22,263  (1)
                                   22,497     3,199,972     3,506,904        367,984         38,708       275,000  (1)    7,766,743
                                                                                                            9,550  (2)
                                                                                                           66,776  (6)
                                                                                                         (207,000) (7)
                                                                                                         (250,000) (8)
                                                                                                          714,089  (10)

Net income (loss) from
  operations                      (22,497)      340,966      (639,093)        93,316        669,579      (630,678)         (188,407)

Interest expense                   (5,952)      (84,857)     (218,203)        (4,166)            --                        (313,178)

Other income (expense)                 --        77,294       (22,289)           353             --                          55,358
Net income (loss) before
  taxes                           (28,449)      333,403      (879,585)        89,503        669,579      (630,678)         (446,227)
Income tax  provision
  (benefit)                            --            --            --             --             --                              --
                             ------------- ------------- -------------  -------------  ------------- -------------     -------------
Net income (loss)            $    (28,449) $    333,403  $   (879,585)  $     89,503   $    669,579  $   (630,678)     $   (446,227)
                             ============= ============= =============  =============  ============= =============     =============

Earnings (loss) per common
  share (basic and assuming
  dilution)                                                                                                            $       (.05)
                                                                                                                       =============
Weighted average shares
outstanding (basic and
dilution)                                                                                                                 9,865,000
                                                                                                                       =============

                         See accompanying notes to the proforma unaudited consolidated financial statements

                                                                F-69

                     ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.
           NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The Proforma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of Cyber, Entech, CPI, Advanced Fuel and H B Covey as if the acquisition had occurred as of September 30, 2003 for the pro forma condensed balance sheet and to give effect to the acquisition of Cyber , as if the transaction had taken place at October 1, 2002 for the pro forma condensed consolidated statement of operations for the year ended September 30, 2003.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of September 30, 2003 and the pro forma condensed consolidated statement of operations for the year ended September 30, 2003.

(1)

Debit Organization Costs (Operating Costs)                    $275,000
Debit Operating Costs                                          $22,263
         Credit Cash                                          $275,000
Credit Additional Paid in Capital                              $22,263

To record the acquisition of Cyber for cash and stock. The significant components of this transaction are:

Assets acquired                                                     --
Liabilities assumed                                             22,263
Cash paid                                                      275,000
Total consideration paid                                      $297,263

In accordance with SOP 98-5, the Company will expense as organization costs the $297,263

(2)

Debit Organization Costs (Operating Costs)                    $  9,550
         Credit Common Stock                                  $  9,550

To record the issuance of 9,550,000 shares of Cyber common stock in exchange for shares of issued and outstanding shares of CPI, Advanced Fuel and HB Covey and related cancellation of sellers' shares.

(3)

Debit Common Stock                                            $ 62,375
Credit Additional Paid In Capital                             $ 62,375

To record retirement of CPI, Advance Fuel HB Covey Stock

(4)

Debit Shareholder Equity: Common Stock                        $ 1,884
Credit Additional Paid In Capital                             $ 1,884

To record cancellation of 1,884,000 of previously issued shares to Cyber shareholder at $.001 par value

(5)

Debit Liabilities                                             $ 35,000
         Credit Cash                                          $ 12,477
         Credit Additional Paid In Capital                    $ 22,523

To record extinguishment of net debt owed to former Cyber shareholder ($ 35,000 note payable, net of cash disbursed of $12,477)

(6)

Debit Retained Earnings                                       $ 66,776
         Credit additional paid in capital                    $ 66,776

 To eliminate Cyber retained earnings

Had the Company combined operations beginning October 1, 2002, redundant rent and accounting staff costs would have been eliminated as follows:

(7)

Debit Additional Paid In Capital                              $207,000
         Credit Operating Expense                             $207,000

To reflect the anticipated reduction of rent and related occupancy costs of $207,000 for three redundant facilities at Corona, Chino and Pomona, net of closure costs. The Corona facility has 7,000 square feet while the Chino and Pomona locations have 8,000 and 4,000 square feet,respectively. Annual rental costs are $57,600 for Corona, $54,000 for Chino and $14,400 for Pomona or $126,000 in total base rent. Historical related occupancy costs are an additional 65% on base rents and include repairs, maintenance, licenses, permits, utilities, property taxes, rubbish collection and security. Combined with the base rent costs of $126,000, related occupancy adds another $81,000 in expense or total $207,000 in rent and related occupancy costs

(8)

Debit Additional Paid In Capital                              $250,000
         Credit Operating Expense                             $250,000

To reflect the anticipated and actual reduction of redundant corporate accounting staff costs aggregating $250,000, net of severance. Wages and salaries for six personnel total $207,200. Related payroll fringe costs for payroll taxes, workers compensation and medical benefits are an additional 20.6% of base compensation. Total base compensation of $207,200 and related fringe benefits of 20.6% equal $250,000 in combined staff cost savings.


(9)

Debit Revenue                                                 $443,620
         Credit Cost of Sales                                 $443,620

To eliminate intercompany revenues and costs.

(10)

Debit Operating Costs                                         $714,089
         Credit Additional Paid In Capital                    $714,089

To book October 2002 through June 14, 2003 HB Covey overhead expense. Following this entry, HB Covey overhead expenses fully reflect the complete fiscal 2003 period.

                                      F-71

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CYBER PUBLIC RELATIONS, INC.

                                          /s/ Steven D. Rosenthal
                                              ---------------------------------
                                          Steven D. Rosenthal
                                          President and Chief Executive Officer

                                      S-1